Supplement

Dated December 5, 2008

To the Currently Effective

Class IA Shares Prospectuses dated May 1, 2008

Class IB Shares Prospectuses dated May 1, 2008

For Hartford HLS Funds (collectively, the “Prospectuses”)

Continued participation in the U.S. Department of the Treasury Guarantee Program for Money Market Funds

On November 24, 2008 the U.S. Treasury Department announced an extension of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009.  The Board of Directors of Hartford Series Fund, Inc. (the “Company”) has approved the continued participation of the Hartford Money Market HLS Fund (the “Fund”) in the Program.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”).  The Program will continue to cover the amount an investor in the Fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program.  In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered.

The cost to participate in the extended term of the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund. Therefore, the cost to participate in the Program is borne by all shareholders of the Fund whether or not their shares are covered by the Program.  Continued participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.  As of today’s date, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury may extend the Program beyond April 30, 2009 up through the close of business on September 18, 2009.  If the Program is further extended, the Fund will consider whether to continue to participate.  Any additional cost to participate in the extended Program may also be borne by the Fund at that time.

Neither this Prospectus supplement, the above-referenced Prospectuses, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

This Supplement should be retained with your prospectus for future reference.